Exhibit 10.5

QUITCLAIM DEED

KNOW ALL MEN BY THESE PRESENTS that I, DUANE C. BENNETT of 18 Brookmont Drive, Wilbraham, Massachusetts

For consideration of One Hundred and 00/100 ($100.00) Dollars

GRANT TO MOIXA SECOND CORPORATION, a Massachusetts corporation having a corporate address of 191 Chestnut Street, Springfield, Massachusetts

With QUITCLAIM COVENANTS

84-86 Cochran Street, Chicopee, MA 01020
The land in Chicopee, Hampden County, Massachusetts, described as follows:

PARCEL II:
Certain real estate situated in that part of Chicopee, Hampden County, Massachusetts, known as Chicopee Falls, being known and designated as Lot #21 (twenty-one) as shown on a plan of lots recorded in Hampden County Registry of Deeds in book 474, Page 101, said lot being more particularly bounded and described as follows:

NORTHERLY by Cochran Street, fifty-three (53) feet;

EASTERLY by Lot #23 (twenty-three) as shown on said plan, one hundred twenty (120) feet;

SOUTHERLY by Lot #20 (twenty) as shown in said plan, fifty-three (53) feet;

WESTERLY by Lot #19 (nineteen) as shown on said plan, one hundred twenty (120) feet.

BEING a portion of the premises as conveyed to Duane C. Bennett by deed of Vladimir Vdovichenko dated June 4, 2003 and recorded in the Hampden County Registry of Deeds Book 13254, Page 462.

Witness my hand and seal this 12th day of June, 2003.

/s/ Jeffrey S. Bohnet
Witness
Jeffrey S. Bohnet

/s/ Duane C. Bennett
Duane C. Bennett

COMMONWEALTH OF MASSACHUSETTS

HAMPDEN: SS                                                                                                                   June 12, 2003

    Then personally appeared the above named Duane C. Bennett and acknowledged the foregoing instrument to be his free act and deed before me.

/s/ Jeffrey S. Bohnet
Jeffrey S. Bohnet
Notary Public
My Commission Exp: 5/27/05